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                                                                EXHIBIT 10(H)(2)


                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "First Amendment") is entered
                                                    ---------------
into as of this 12th day of May, 1997 by and among GOLD KIST INC., a cooperative marketing association organized and existing under the laws of the State of Georgia (the "Borrower"), various banks and other lending institutions as are,
              --------
or may from time to time become, parties to the Credit Agreement referred to below (collectively, the "Lenders", and, individually, a "Lender"), and SUNTRUST
                          -------                         ------
BANK, ATLANTA, a Georgia banking corporation ("SunTrust", as agent for the
                                               --------
Lenders (SunTrust, in such capacity, hereinafter referred to as the "Agent").
                                                                     -----

                             W I T N E S S E T H:
                             -------------------


     WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Credit Agreement, dated as of August 9, 1996 (as amended, restated or otherwise modified to the date hereof, the "Credit Agreement"; capitalized terms
                                            ----------------
which are defined in the Credit Agreement and not otherwise defined shall be used herein with the meanings ascribed to such terms in the Credit Agreement); and

     WHEREAS, the Borrower, the Agent and the Lenders desire to amend the Credit Agreement in the manner set forth below to allow the Borrower to purchase the outstanding equity interests of Golden Poultry, Inc. not now owned by it, and to change the definition of Restricted Subsidiaries;

     NOW, THEREFORE, for and in consideration of the mutual premises, covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                      1.

     Section 7.2, Section 7.3, Section 7.4(1) and Section 7.6 of the Credit Agreement are hereby amended by deleting those subsections in their entirety and inserting in lieu thereof the following text:

                                  ARTICLE 7.
                                  ---------

                              NEGATIVE COVENANTS
                              ------------------

     "The Borrower covenants and agrees that, so long as it may borrow under this Agreement or so long as any Indebtedness remains Outstanding under the
Notes:

                                     * * *

     Section 7.2    Limitation on Restricted Payments. The Borrower covenants
                    ---------------------------------
that it will not pay or declare any dividend or make any other distribution on or on account of any class of its stock or other equity or make cash distributions of equity (including cash patronage refunds), or make interest payments on equity, or redeem, purchase or otherwise acquire, directly or indirectly, any shares of its stock or other equity, or redeem, purchase or otherwise acquire, directly or indirectly, any Subordinated Debt, including, but not limited to, its Subordinated Capital Certificates of Interest, Subordinated Loan Certificates and Cumulative Preferred Certificates of Interest (except required redemptions as provided in the indentures pursuant to which such Subordinated Debt was issued), or make any loans, advances or investments in Golden Poultry (other than as permitted in Section 7.4(1), 7.4(q), and Section
3.21 herein) or permit any Restricted subsidiary to do any of the above (all of the foregoing being herein called "Restricted Payments") except out of
                                   -------------------
Consolidated Net Earnings Available for Restricted Payments; provided that the
                                                             --------
Borrower shall not make any Restricted Payments upon the occurrence and during the continuance of a Default or Event of Default. So long as there is no Default or Event of Default occurring or continuing, there shall not be included in the definition of Restricted Payments: (x) dividends paid, or distributions made, in stock of the Borrower or (y) exchanges of stock of one or more classes of the Borrower, except to the extent that cash or other value is involved in such exchange. The term "equity" as used in this Section 7.2 shall include the Borrower's common stock, preferred stock, if any, other equity certificates, and notified equity accounts of patrons.

                                    * * *

     Section 7.3    Liens. Create, assume or suffer to exist any Lien upon any
                    -----
of its property or assets whether now owned or hereafter acquired, except.

               (a) Liens existing prior to the date of this Agreement, as set forth on Schedule 7.3 attached hereto:
              ------------

               (b) Liens for taxes not yet due, and Liens for taxes or Liens imposed by ERISA which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained:

               (c) statutory Liens or landlords and Liens of carriers, warehousemen, mechanics, materialmen and other Liens imposed by law created in the ordinary course of business for amounts not yet due or which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves are being maintained;

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

          (d) Liens incurred or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, performance and return of money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money);

          (e) Liens securing purchase money debt, provided the aggregate of such debt so secured does not exceed fifteen percent (15%) of Consolidated Net Worth; and

          (f) Liens encumbering securities of Archer-Daniel-Midland Company, a Delaware Corporation, owned by Borrower.

                                     * * *

     Section 7.4  Restrictions on Loans, Advances, Investments and Contingent
                  -----------------------------------------------------------
Liabilities. The Borrower shall not make or permit to remain outstanding any
-----------
loan or advance to, or extend credit other than credit extended in the normal course of business to any Person which is not an Affiliate of the Borrower, or guarantee, endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the obligations, stock or dividends of, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except that the Borrower or any Subsidiary may:

                                     * * *

     (l) purchase and hold all the outstanding capital stock of Golden Poultry, it being agreed that the purchase price of the capital stock of Golden Poultry not owned by Borrower as of the date hereof will not exceed $56,000,000.00."

                                     * * *

     Section 7.6  Merger and Sale of Assets. Enter into any transaction of
                  -------------------------
merger, consolidation, pooling of interest, joint venture, syndicate or other combination with any other Person except for Golden Peanut and Young Pecan or sell, lease, transfer, contribute as capital, or otherwise dispose of all or a substantial part of the consolidated assets of the Borrower and all Subsidiaries or assets which shall have contributed a substantial part of the consolidate assets of the Borrower and all Subsidiaries or assets which shall have contributed a substantial part of Consolidated Net Earnings for any of the three fiscal years then most recently ended, in any single transaction or series of related transactions, to any Person, except that:

               (a) any Subsidiary may merge with the Borrower, provided that the Borrower shall be the continuing or surviving corporation, or with any one or more other Subsidiaries;

               (b) any Subsidiary may sell, lease or otherwise dispose of any of its assets to the Borrower or another Subsidiary;

               (c) any subsidiary may sell or otherwise dispose of all or substantially all of its assets subject to the conditions specified in
          Section 7.5 with respect to a sale of the stock of such Subsidiary;

               (d)  any Subsidiary may merge with Golden Poultry; and

               (e) Borrower may sell securities of Archer-Daniel-Midland Company, a Delaware corporation, owned by it.


                                      2.

     Section 5.6 is hereby superseded by deleting the existing Section 5.6 in its entirety and inserting in lieu thereof the following text:

          Section 5.6  Regulation U. Etc.  Except as disclosed on Schedule 5.6
                       ------------------                         ------------
     attached hereto, neither the Borrower nor any Subsidiary owns or has any present intention of acquiring any "margin stock" as defined in Regulation U (12 C.F.R. Part 221) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). Each Borrowing will be used solely for the purposes specified in Section 3.21 of this Agreement. Except as disclosed on Schedule 5.6 attached hereto, none of such proceeds will be
                  ------------
     used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation U. Neither the Borrower nor any agent acting on its behalf has taken or will take any action which might cause this Agreement or any of the Notes to violate Regulations G, T, U, or X or (to the best knowledge of the Borrower) any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, as amended, in each case as in effect now or as the same may hereafter be in effect.

                                      3.

     There shall be added a Schedule 5.6 to the Credit Agreement in the form of
Schedule 5.6 to this First Amendment quoted below.

                                 SCHEDULE 5.6
                                 ------------

          Borrower contemplates having a wholly-owned subsidiary corporation of Borrower acquire by merger Golden Poultry. Initially it is contemplated that a wholly-owned subsidiary corporation of Borrower will merge with Golden Poultry and Golden Poultry will be the surviving corporation, with Borrower or a wholly-owned subsidiary of Borrower as its only shareholder.

                                       4.

          Section 3.21 is hereby superseded by deleting the existing Section
3.21 in its entirety and inserting in lieu thereof the following text:

          Section 3.21. Use of Proceeds. The Borrower shall use the proceeds of
                        ---------------
     all Loans only (i) to refinance Indebtedness outstanding under existing revolving credit and lines of credit facilities, (ii) to fund capital expenditures and working capital needs (iii) to acquire the portion of equity interests of Golden Poultry not now owned by Borrower, and (iv) other general corporate purposes.

                                      5.

     The Credit Agreement, as amended by the First Amendment, shall remain in full force and effect in accordance with the terms thereof in effect prior to this First Amendment to the extent not inconsistent with this First Amendment. The Credit Agreement, as amended by the First Amendment, is hereby reaffirmed and restated on the date hereof; furthermore, nothing contained herein shall be construed as a waiver or modification of existing rights or obligations under the Credit Agreement. From and after the date hereof, references to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended to the date hereof by the First Amendment.

                                      6.

     Borrower represents and warrants that all of the representations and warranties set forth in Article 5 of the Credit Agreement are true and correct on the date hereof, no "Default" or "Event of Default" has occurred and is continuing as of the date hereof, and no "Default" or "Event of Default" will occur arising from the acquisition of the equity interests of Golden Poultry.

                                      7.

     This First Amendment shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. This First Amendment shall be effective as of the date when the Agent, on behalf of the Lenders, shall have received, in form and substance satisfactory to it, counterparts of this First Amendment executed by the Borrower and the "Required Lenders."

                                      8.

     This First Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                                      9.

     This First Amendment constitutes the entire understanding of the parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto are expressly superseded hereby.

                                      10.

     Borrower agrees to reimburse the Agent for its reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection with this First Amendment.

                                      11.

     This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed and delivered by their duly authorized officers as of the day and year first above written.


                                        GOLD KIST INC.

                                        By:/s/ Stephen O. West
                                           ---------------------------
                                         Name:  Stephen O. West
                                         Title: Treasurer


                                        Attest:/s/ J. DAVID DYSON
                                               -----------------------
                                         Name:   J. DAVID DYSON
                                         Title:  ASST. SECRETARY

                                            [CORPORATE SEAL]


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